EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTITVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned does hereby certify that to the best of his knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 22, 2007 by The Enlightened Gourmet, Inc., to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of The Enlightened Gourmet, Inc.

Dated: May 23, 2007

/s/ ALEXANDER L. BOZZI, III

Alexander L. Bozzi, III, President

(Principal executive officer)

Dated: May 23, 2007

/s/ ALEXANDER L. BOZZI, III

Alexander L. Bozzi, III, Chief Accounting Officer

(Principal financial officer)